Exhibit 99.1
2007 Financial Information Fourth Quarter

Table of Contents

Earnings Release	Pages 1-4

Consolidated Financial Highlights	Page 5

Consolidated Balance Sheets	Page 6

Average Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Pages 8-9
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 10

Consolidated Statements of Income and Comprehensive Income	Page 11
(Linked Quarters)

Asset Quality Information	Page 12

Noninterest Income and Noninterest Expense Detail	Page 13

Allowance for Loan Losses — Net Charge-off Detail	Page 14
FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Investor Relations
Thomas P. O’Malley
p.330-384-7109

For Release January 22, 2008, 7:30 a.m. EST
Analysts and Media: Thomas P. O’Malley (330) 384-7109
FirstMerit Reports Fourth Quarter and 2007 Full Year Results
2007 EPS of $1.53 Represents 29.7% Increase over Prior Year
4Q07 EPS of $0.39 is 2.6% Increase over 3Q07
AKRON, Ohio, — January 22, 2008 — FirstMerit Corporation (Nasdaq: FMER) today announced fourth quarter 2007 net income of $31.5 million, or $0.39 per diluted share. This compares with $6.1 million, or $0.07 per diluted share, for the prior-year quarter. For the full year 2007, the Company reported net income of $123.0 million, or $1.53 per diluted share, compared with $94.9 million, or $1.18 per diluted share in 2006.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the fourth quarter 2007 were 13.87% and 1.21%, respectively, compared with 2.66% and 0.24% for the prior-year quarter.
Both fourth quarter and full year 2006 results were affected by the sale of $80.9 million of commercial assets in transactions completed during the first quarter of 2007.
“I am very pleased with the energy and execution of our personnel this past year. We are positioned to face a challenging environment and build from our successes by executing our business strategy. For the quarter, our credit performance remained sound, our net interest margin expanded, our revenue grew, and expenses were well controlled, said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit Corporation.
Mr. Greig continued, “We advanced on our primary objective of improving and restoring credit quality this year. Many elements beyond the sale of commercial assets, executed during the first quarter of 2007, factored into this improvement. Over the past year, we strengthened our portfolio management practices and procedures, changed the management structure of the credit department, added key personnel and aligned incentives throughout the organization to focus on credit quality.”
Net interest margin was 3.66% for the fourth quarter of 2007 compared with 3.61% for the third quarter of 2007 and 3.58% for the fourth quarter of 2006. The increases in net interest margin compared with the prior and year-ago quarters were led by decreases in funding costs. During the fourth quarter of 2007 the Company increased its average core deposits, which excludes time deposits, by $58.7 million, or 1.35%, and decreased certificates of deposits $198.9 million, or 6.33%.

The Company’s deposit composition mix shift to a higher concentration of core deposits contributed to lower funding costs and an increased net interest margin. Despite the lower interest rate environment, the Company’s investment portfolio yields increased in the fourth quarter of 2007, to 4.99%, compared with 4.87% in the third quarter of 2007, and 4.39% in the fourth quarter of 2006. The increased investment portfolio yields partly offset lower loan portfolio yields this quarter. For the full year 2007, net interest margin was 3.62% compared with 3.71% for 2006.
Net interest income on a fully tax-equivalent (“FTE”) basis was $87.6 million in the fourth quarter 2007 compared with $86.6 million in the third quarter of 2007 and $84.5 million in the fourth quarter of 2006. The increase in FTE net interest income compared with the third quarter 2007 resulted from expansion in the net interest margin, which offset a decrease in average earning assets. Net interest margin expansion and average earning asset growth led to increased FTE net interest income compared with the fourth quarter of 2006. Compared with the fourth quarter of 2006, average earning assets increased $119.0 million, or 1.27%. FTE net interest income for the full year 2007 was $343.0 million, compared with $343.3 million in 2006. In 2007 average earning assets increased $221.5 million, or 2.39%, compared with 2006. Average loans grew $173.1 million, or 2.55%, driven by $181.5 million, or 4.98%, growth in average commercial loans.
Noninterest income net of securities transactions for the fourth quarter of 2007 was $48.9 million, a decrease of $0.3 million, or 0.52%, from the third quarter of 2007 and an increase of $0.5 million, or 1.12%, from the fourth quarter of 2006. For the full year 2007, noninterest income net of securities transactions totaled $195.8 million, an increase of $0.7 million, or 0.35%, compared with $195.1 million for 2006. Reflective of a strong fee base, other income, net of securities gains, as a percentage of net revenue for the fourth quarter of 2007 was 35.80% compared with 36.20% for third quarter of 2007 and 36.39% for the fourth quarter of 2006. For the full year 2007, other income, net of securities gains, as a percentage of net revenue was 36.34% compared with 36.24% for 2006. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
Noninterest expense for the fourth quarter of 2007 was $83.3 million, a decrease of $0.7 million, or 0.87%, from the third quarter of 2007 and a decrease of $0.7 million, or 0.82%, from the fourth quarter of 2006. Noninterest expense in the fourth quarter included $2.4 million of Visa contingency accrual related to Visa Inc. litigation matters that FirstMerit and other Visa member banks have direct and potential exposure to share with Visa. For the full year 2007, noninterest expenses totaled $330.2 million, an increase of $2.1 million, or 0.65%, compared with $328.1 million for the full year 2006.
Net charge-offs totaled $8.9 million, or 0.51% of average loans, in the fourth quarter of 2007 compared with $7.9 million, or 0.45% of average loans, in the third quarter 2007 and $18.6 million, or 1.06% of average loans, in the fourth quarter of 2006.
Nonperforming assets totaled $37.3 million at December 31, 2007, an increase of $3.1 million, or 8.96%, compared with September 30, 2007 and a decrease of $26.9 million, or 41.94%, compared with December 31, 2006. Of the December 31, 2007 total, $2.3 million represents both vacant land no longer considered for branch expansion and executive relocation property not related to loan portfolios. Nonperforming assets at December 31, 2007 represented 0.53% of period-end loans plus other real estate compared with 0.49% at September 30, 2007 and 0.93% at December 31, 2006.
The provision for loan losses increased to $9.3 million in the fourth quarter of 2007 compared with $7.3 million in the third quarter of 2007. For the prior-year quarter, the provision for loan losses was $44.2 million, reflecting the Company’s preparation to sell $73.7 million of commercial loans during the first quarter of 2007. For the full year of 2007, the provision for loan losses was $30.8 million, compared with $76.1 million for 2006.
The allowance for loan losses totaled $94.2 million at December 31, 2007, an increase of $0.4 million and $2.9 million from September 30, 2007 and December 31, 2006, respectively. At December 31, 2007, the allowance for loan losses was 1.35% of period-end loans compared with 1.34% at September 30, 2007 and 1.33% at December 31, 2006. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.45% at December 31, 2007 compared with 1.44% at September 30, 2007 and 1.42% at December 31, 2006. The allowance for credit losses to nonperforming loans was 323.22% at December 31, 2007, compared with 339.04% on September 30, 2007, and 179.60% on December 31, 2006.
FirstMerit’s total assets at December 31, 2007 were $10.4 billion, a decrease of $0.5 million, or 0.01%, compared with September 30, 2007 and an increase of $154.7 million, or 1.51%, compared with December 31, 2006.
Total deposits were $7.3 billion at December 31, 2007, a decrease of $76.6 million, or 1.03%, from September 30, 2007 and a decrease of 167.2 million, or 2.23%, from December 31, 2006. Core deposits, totaled $4.5 billion at December 31, 2007, an increase of $182.0 million, or 4.21%, from September 30, 2007 and a decrease of $16.8 million, or 0.37%, from December 31, 2006. Commercial customer investment sweeps increased $158.1 million, or 20.74%, at December 31, 2007, compared with December 31, 2006.
Mr. Greig commented on the Company’s capital management strategies, “In the fourth quarter we continued our long history of dividend payments that are so highly valued by our shareholders. Additionally, we increased our capital position this quarter which, relative to peer banks on a tangible basis, is significantly stronger. Our current capital levels are in alignment with our commitment to managing risk, improving profitability and increasing shareholder value.”
Shareholders’ equity was $904.8 million at December 31, 2007, compared with $846.1 million at December 31, 2006, and the Company retains its strong capital position as tangible equity to assets was 7.44%. The common dividend per share paid in the fourth quarter 2007 was $0.29. For the full year 2007, the common dividend per share paid was $1.16 compared with $1.14 in 2006, an increase per share of $0.02, or 1.75%.

Fourth Quarter 2007 Conference Call
FirstMerit will host an earnings conference call on January 22, 2008, at 2:00 p.m. Eastern time to provide an overview of fourth quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 30449862. A replay of the conference call will be available at approximately 4:30 p.m., on January 22, 2008 through January 29, 2008, by dialing (800) 642-1687, and entering the PIN: 30449862.
(Logo: http://www.newscom.com/cgi-bin/prnh/20001220/FIRSTMERITLOGO)
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.4 billion as of December 31, 2007 and 160 banking offices and 176 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights
(Unaudited)
(Dollars in thousands)

	Quarters
	2007	2007	2007	2007	2006
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

EARNINGS
Net interest income FTE (a)	$87,647	$86,582	$85,593	$83,218	$84,502
Provision for loan losses	9,334	7,324	9,967	4,210	44,235
Other income	49,993	49,124	48,930	48,876	48,332
Other expenses	83,295	84,030	81,375	81,526	83,987
FTE adjustment (a)	1,486	1,428	1,368	1,212	919
Net income	31,459	30,262	29,885	31,421	6,117
Diluted EPS	0.39	0.38	0.37	0.39	0.07

PERFORMANCE RATIOS
Return on average assets (ROA)	1.21%	1.16%	1.16%	1.24%	0.24%
Return on average common equity (ROE)	13.87%	13.71%	13.75%	14.91%	2.66%
Net interest margin FTE (a)	3.66%	3.61%	3.62%	3.58%	3.58%
Efficiency ratio	60.85%	61.76%	60.33%	61.55%	63.06%
Number of full-time equivalent employees	2,688	2,704	2,725	2,751	2,755

MARKET DATA
Book value/common share	$11.24	$11.00	$10.71	$10.78	$10.56
Period-end common share mkt value	20.01	19.76	20.93	21.11	24.14
Market as a % of book	178%	180%	195%	196%	229%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	74.36%	76.32%	78.38%	74.36%	414.29%
Average basic common shares	80,477	80,467	80,426	80,113	80,091
Average diluted common shares	80,595	80,561	80,570	80,298	80,316
Period end common shares	80,482	80,467	80,477	80,112	80,101
Common shares repurchased	6,066	22,473	36,159	27,011	15,876
Common stock market capitalization	$1,610,445	$1,590,028	$1,684,384	$1,691,164	$1,933,638

ASSET QUALITY
Gross charge-offs	$11,768	$12,347	$10,609	$9,424	$22,323
Net charge-offs	8,940	7,945	7,580	3,507	18,559
Allowance for loan losses	94,205	93,811	94,432	92,045	91,342
Reserve for unfunded lending commitments	7,394	7,409	6,553	6,746	6,294
Nonperforming assets (NPAs)	37,262	34,199	37,038	32,664	64,177
Net charge-offs/average loans ratio	0.51%	0.45%	0.43%	0.21%	1.06%
Net charge-offs and allowance related to loans held for sale/average loans ratio	0.51%	0.45%	0.43%	0.21%	1.40%
Allowance for loan losses/period-end loans	1.35%	1.34%	1.34%	1.32%	1.33%
Allowance for credit losses/period-end loans	1.45%	1.44%	1.43%	1.42%	1.42%
NPAs/loans and other real estate	0.53%	0.49%	0.52%	0.47%	0.93%
Allowance for loan losses/nonperforming loans	299.70%	314.22%	295.08%	331.93%	168.03%
Allowance for credit losses/nonperforming loan	323.22%	339.04%	315.56%	356.26%	179.60%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.44%	7.24%	7.00%	7.07%	6.96%
Average equity to assets	8.72%	8.45%	8.45%	8.32%	8.91%
Average equity to loans	12.94%	12.49%	12.45%	12.35%	13.17%
Average loans to deposits	94.71%	93.74%	93.18%	92.47%	92.97%

AVERAGE BALANCES
Assets	$10,313,707	$10,360,739	$10,319,454	$10,276,241	$10,227,154
Deposits	7,339,827	7,479,960	7,515,205	7,481,969	7,440,331
Loans	6,951,544	7,011,776	7,002,750	6,918,636	6,917,572
Earning assets	9,493,271	9,513,230	9,485,819	9,437,418	9,374,223
Shareholders’ equity	899,624	875,720	871,554	854,713	911,348

ENDING BALANCES
Assets	$10,407,230	$10,407,765	$10,429,099	$10,347,121	$10,252,572
Deposits	7,331,739	7,408,296	7,474,466	7,701,202	7,498,921
Loans	7,001,886	7,014,389	7,052,390	6,951,631	6,878,873
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,977	2,200	2,422	2,644	2,865
Earning assets	9,509,680	9,563,541	9,545,752	9,447,346	9,382,033
Total shareholders’ equity	904,786	884,877	862,265	863,641	846,111
NOTES:
(a) —   Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

CONSOLIDATED BALANCE SHEETS
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	December 31,
	2007	2006
	(In thousands)
ASSETS
Cash and due from banks	$207,335	$200,204
Investment securities (at market value) and federal funds sold	2,460,453	2,407,888
Loans held for sale	47,341	95,272
Loans:
Commercial loans	3,906,448	3,694,121
Mortgage loans	577,219	608,008
Installment loans	1,598,832	1,619,747
Home equity loans	691,922	731,473
Credit card loans	153,732	147,553
Leases	73,733	77,971

Total loans	7,001,886	6,878,873
Allowance for loan losses	(94,205)	(91,342)

Net loans	6,907,681	6,787,531
Premises and equipment, net	113,993	122,954
Goodwill	139,245	139,245
Other intangible assets	1,977	2,865
Accrued interest receivable and other assets	529,205	496,613

Total assets	$10,407,230	$10,252,572

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Demand-non-interest bearing	$1,482,480	$1,455,097
Demand-interest bearing	727,966	799,571
Savings and money market accounts	2,295,147	2,267,686
Certificates and other time deposits	2,826,146	2,976,567

Total deposits	7,331,739	7,498,921

Securities sold under agreements to repurchase	1,256,080	1,261,821
Wholesale borrowings	705,121	464,227
Accrued taxes, expenses, and other liabilities	209,504	181,492

Total liabilities	9,502,444	9,406,461

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,026,350 at December 31, 2007 and 2006	127,937	127,937
Capital surplus	100,028	106,916
Accumulated other comprehensive loss	(55,276)	(79,508)
Retained earnings	1,027,775	998,079
Treasury stock, at cost, 11,543,882 and 11,925,803 shares, at December 31, 2007 and 2006, respectively	(295,678)	(307,313)

Total shareholders’ equity	904,786	846,111

Total liabilities and shareholders’ equity	$10,407,230	$10,252,572

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	Quarterly Periods
	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006
ASSETS
Cash and due from banks	$175,164	$180,426	$177,524	$179,566	$175,735
Investment securities/fed funds sold	2,494,975	2,455,777	2,440,015	2,429,539	2,410,879
Loans held for sale	46,752	45,677	43,054	89,243	45,772
Loans:
Commercial loans	3,839,242	3,868,235	3,845,395	3,749,067	3,730,110
Mortgage loans	581,370	586,911	596,758	607,602	614,204
Installment loans	1,615,035	1,640,380	1,636,669	1,622,324	1,625,962
Home equity loans	696,259	704,499	711,113	717,806	738,630
Credit card loans	149,466	143,312	141,294	143,853	144,351
Leases	70,172	68,439	71,521	77,984	64,315

Total loans	6,951,544	7,011,776	7,002,750	6,918,636	6,917,572
Less allowance for loan losses	92,667	94,393	92,298	91,256	88,175

Net loans	6,858,877	6,917,383	6,910,452	6,827,380	6,829,397

Total earning assets	9,493,271	9,513,230	9,485,819	9,437,418	9,374,223

Premises and equipment, net	115,673	117,970	119,818	121,988	121,956
Accrued interest receivable and other assets	622,266	643,506	628,591	628,525	643,415

TOTAL ASSETS	$10,313,707	$10,360,739	$10,319,454	$10,276,241	$10,227,154

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,435,358	$1,400,848	$1,408,827	$1,389,455	$1,413,682
Demand-interest bearing	699,675	714,216	763,907	756,678	767,430
Savings and money market accounts	2,262,818	2,224,048	2,293,567	2,284,549	2,267,268
Certificates and other time deposits	2,941,976	3,140,848	3,048,904	3,051,287	2,991,951

Total deposits	7,339,827	7,479,960	7,515,205	7,481,969	7,440,331

Securities sold under agreements to repurchase	1,517,241	1,555,235	1,458,982	1,352,961	1,269,873
Wholesale borrowings	369,685	256,356	280,914	399,638	446,950

Total funds	9,226,753	9,291,551	9,255,101	9,234,568	9,157,154
Accrued taxes, expenses and other liabilities	187,330	193,468	192,799	186,960	158,652

Total liabilities	9,414,083	9,485,019	9,447,900	9,421,528	9,315,806

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	99,749	100,511	102,355	107,178	106,339
Accumulated other comprehensive (loss) income	(60,430)	(77,215)	(72,170)	(76,926)	(36,045)
Retained earnings	1,028,170	1,020,979	1,012,675	1,003,605	1,020,518
Treasury stock	(295,802)	(296,492)	(299,243)	(307,081)	(307,401)

Total shareholders’ equity	899,624	875,720	871,554	854,713	911,348

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,313,707	$10,360,739	$10,319,454	$10,276,241	$10,227,154

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES
(Dollars in thousands)

	Three months ended			Year ended			Three months ended

	December 31, 2007			December 31, 2006			December 31, 2006

	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$175,164			$186,029			$175,735
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	1,977,627	22,949	4.60%	2,050,736	81,207	3.96%	1,996,290	20,246	4.02%
Obligations of states and political subdivisions (tax exempt)	276,989	4,249	6.09%	114,548	7,390	6.45%	163,815	2,448	5.93%
Other securities and federal funds sold	240,359	4,154	6.86%	250,221	15,264	6.10%	250,774	3,987	6.31%

Total investment securities and federal funds sold	2,494,975	31,352	4.99%	2,415,505	103,861	4.30%	2,410,879	26,681	4.39%

Loans held for sale	46,752	760	6.45%	47,449	3,153	6.65%	45,772	743	6.44%
Loans	6,951,544	127,343	7.27%	6,798,338	499,746	7.35%	6,917,572	130,973	7.51%

Total earning assets	9,493,271	159,455	6.66%	9,261,292	606,760	6.55%	9,374,223	158,397	6.70%

Allowance for loan losses	(92,667)			(88,020)			(88,175)
Other assets	737,939			770,714			765,371

Total assets	$10,313,707			$10,130,015			$10,227,154

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - non-interest bearing	$1,435,358	—	—	$1,434,539	—	—	$1,413,682	—	—
Demand — interest bearing	699,675	1,352	0.77%	818,735	9,217	1.13%	767,430	2,031	1.05%
Savings and money market accounts	2,262,818	12,667	2.22%	2,271,654	50,083	2.20%	2,267,268	14,068	2.46%
Certificates and other time deposits	2,941,976	35,290	4.76%	2,859,218	123,877	4.33%	2,991,951	35,569	4.72%

Total deposits	7,339,827	49,309	2.67%	7,384,146	183,177	2.48%	7,440,331	51,668	2.76%

Securities sold under agreements to repurchase	1,517,241	16,994	4.44%	1,283,951	56,151	4.37%	1,269,873	15,393	4.81%
Wholesale borrowings	369,685	5,505	5.91%	404,723	24,140	5.96%	446,950	6,834	6.07%

Total interest bearing liabilities	7,791,395	71,808	3.66%	7,638,281	263,468	3.45%	7,743,472	73,895	3.79%

Other liabilities	187,330			167,266			158,652

Shareholders’ equity	899,624			889,929			911,348

Total liabilities and shareholders’ equity	$10,313,707			$10,130,015			$10,227,154

Net yield on earning assets	$9,493,271	87,647	3.66%	$9,261,292	343,292	3.71%	$9,374,223	84,502	3.58%

Interest rate spread			3.00%			3.10%			2.92%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES
(Dollars in thousands)

	Twelve months ended			Twelve months ended
	December 31, 2007			December 31, 2006
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$178,164			186,029
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	1,955,049	85,544	4.38%	2,050,736	81,207	3.96%
Obligations of states and political subdivisions (tax exempt)	255,461	15,595	6.10%	114,548	7,390	6.45%
Other securities and federal funds sold	244,749	17,127	7.00%	250,221	15,264	6.10%

Total investment securities and federal funds sold	2,455,259	118,266	4.82%	2,415,505	103,861	4.30%

Loans held for sale	56,036	3,050	5.44%	47,449	3,153	6.65%
Loans	6,971,464	521,172	7.48%	6,798,338	499,746	7.35%

Total earning assets	9,482,759	642,488	6.78%	9,261,292	606,760	6.55%

Allowance for loan losses	(92,662)			(88,020)
Other assets	750,527			770,714

Total assets	$10,318,788			10,130,015

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,408,726	—	—	1,434,539	—	—
Demand — interest bearing	733,410	6,824	0.93%	818,735	9,217	1.13%
Savings and money market accounts	2,266,070	54,166	2.39%	2,271,654	50,083	2.20%
Certificates and other time deposits	3,045,715	146,559	4.81%	2,859,218	123,877	4.33%

Total deposits	7,453,921	207,549	2.78%	7,384,146	183,177	2.48%

Securities sold under agreements to repurchase	1,471,785	71,298	4.84%	1,283,951	56,151	4.37%
Wholesale borrowings	326,460	20,601	6.31%	404,723	24,140	5.96%

Total interest bearing liabilities	7,843,440	299,448	3.82%	7,638,281	263,468	3.45%

Other liabilities	191,096			167,266

Shareholders’ equity	875,526			889,929

Total liabilities and shareholders’ equity	$10,318,788			10,130,015

Net yield on earning assets	$9,482,759	343,040	3.62%	9,261,292	343,292	3.71%

Interest rate spread			2.96%			3.10%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended		Twelve months ended
	December 31,		December 31,
	2007	2006	2007	2006
Interest income:
Interest and fees on loans, including held for sale	$128,078	$131,683	$524,103	$502,763
Interest and dividends on investment securities and federal funds sold	29,891	25,795	112,891	101,078

Total interest income	157,969	157,478	636,994	603,841

Interest expense:
Interest on deposits:
Demand-interest bearing	1,352	2,031	6,824	9,217
Savings and money market accounts	12,667	14,068	54,166	50,083
Certificates and other time deposits	35,290	35,569	146,559	123,877
Interest on securities sold under agreements to repurchase	16,994	15,393	71,298	56,151
Interest on wholesale borrowings	5,505	6,834	20,601	24,140

Total interest expense	71,808	73,895	299,448	263,468

Net interest income	86,161	83,583	337,546	340,373
Provision for loan losses	9,334	44,235	30,835	76,112

Net interest income after provision for loan losses	76,827	39,348	306,711	264,261

Other income:
Trust department income	5,896	5,794	23,245	22,653
Service charges on deposits	17,067	18,198	67,374	71,524
Credit card fees	12,012	11,325	46,502	44,725
ATM and other service fees	3,055	3,135	12,621	12,817
Bank owned life insurance income	3,283	3,001	13,476	14,339
Investment services and insurance	3,121	2,011	11,241	9,820
Investment securities gains, net	1,122	—	1,123	22
Loan sales and servicing income	1,551	1,504	10,311	7,513
Other operating income	2,886	3,364	11,030	11,735

Total other income	49,993	48,332	196,923	195,148

Other expenses:
Salaries, wages, pension and employee benefits	43,087	43,700	170,457	176,700
Net occupancy expense	6,284	6,143	25,679	24,814
Equipment expense	2,886	3,030	11,779	11,999
Stationery, supplies and postage	2,388	2,633	9,436	9,912
Bankcard, loan processing and other costs	7,482	7,508	29,781	28,211
Professional services	3,588	5,000	15,865	16,971
Amortization of intangibles	222	222	889	889
Other operating expense	17,358	15,751	66,340	58,591

Total other expenses	83,295	83,987	330,226	328,087

Income before federal income tax expense	43,525	3,693	173,408	131,322
Federal income tax expense	12,066	(2,424)	50,381	36,376

Net income	$31,459	$6,117	$123,027	$94,946

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$11,271	$2,516	$22,716	$7,984
Unrealized hedging gain (loss), net of taxes	(340)	—	(1,249)	(747)
Minimum pension liability adjustment, net of taxes	874	(43,881)	3,495	(2,559)
Less: reclassification adjustment for securities’ gains losses realized in net income, net of taxes	729	—	730	14

Total other comprehensive income (loss), net of taxes	11,076	(41,365)	24,232	4,664

Comprehensive income	$42,535	$(35,248)	$147,259	$99,610

Net income applicable to common shares	$31,459	$6,117	$123,027	$94,946

Net income used in diluted EPS calculation	$31,463	$6,121	$123,043	$94,964

Weighted average number of common shares outstanding — basic	80,477	80,091	80,372	80,128

Weighted average number of common shares outstanding — diluted	80,595	80,316	80,510	80,352

Basic earnings per share	$0.39	$0.07	$1.53	$1.18

Diluted earnings per share	$0.39	$0.07	$1.53	$1.18

Dividend per share	$0.29	$0.29	$1.16	$1.14

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS
(Unaudited)
(Dollars in thousands, except share data)

	Quarterly Results
	2007	2007	2007	2007	2006
	4th Q	3rd Q	2nd Q	1st Q	4th Q
Interest and fees on loans, including held for sale	$128,078	$133,860	$132,076	$130,089	$131,683
Interest and dividends — securities and federal funds sold	29,891	28,771	27,383	26,846	25,795

Total interest income	157,969	162,631	159,459	156,935	157,478

Interest on deposits:
Demand-interest bearing	1,352	1,677	1,876	1,919	2,031
Savings and money market accounts	12,667	13,501	13,992	14,006	14,068
Certificates and other time deposits	35,290	38,464	36,725	36,080	35,569
Securities sold under agreements to repurchase	16,994	19,514	18,005	16,785	15,393
Wholesale borrowings	5,505	4,321	4,636	6,139	6,834

Total interest expense	71,808	77,477	75,234	74,929	73,895

Net interest income	86,161	85,154	84,225	82,006	83,583
Provision for loan losses	9,334	7,324	9,967	4,210	44,235

Net interest income after provision for loan losses	76,827	77,830	74,258	77,796	39,348

Other income:
Trust department income	5,896	5,657	6,096	5,596	5,794
Service charges on deposits	17,067	17,003	17,055	16,249	18,198
Credit card fees	12,012	11,679	11,712	11,099	11,325
ATM and other service fees	3,055	3,306	3,189	3,071	3,135
Bank owned life insurance income	3,283	3,735	3,290	3,168	3,001
Investment services and insurance	3,121	3,007	2,660	2,453	2,011
Investment securities gains (losses), net	1,122	—	1	—	—
Loan sales and servicing income	1,551	1,411	1,911	5,438	1,504
Other operating income	2,886	3,326	3,016	1,802	3,364

Total other income	49,993	49,124	48,930	48,876	48,332

Other expenses:
Salaries, wages, pension and employee benefits	43,087	41,332	43,538	42,500	43,700
Net occupancy expense	6,284	6,188	6,521	6,686	6,143
Equipment expense	2,886	2,958	2,851	3,084	3,030
Stationery, supplies and postage	2,388	2,463	2,252	2,333	2,633
Bankcard, loan processing and other costs	7,482	7,222	7,607	7,470	7,508
Professional services	3,588	2,923	4,525	4,829	5,000
Amortization of intangibles	222	222	222	223	222
Other operating expense	17,358	20,722	13,859	14,401	15,751

Total other expenses	83,295	84,030	81,375	81,526	83,987

Income before income tax expense	43,525	42,924	41,813	45,146	3,693
Federal income taxes	12,066	12,662	11,928	13,725	(2,424)

Net income	$31,459	$30,262	$29,885	$31,421	$6,117

Other comprehensive income (loss), net of taxes	11,076	15,721	(10,745)	8,180	(41,365)

Comprehensive income	$42,535	$45,983	$19,140	$39,601	$(35,248)

Net income applicable to common shares	31,459	30,262	29,885	31,421	6,117

Adjusted net income used in diluted EPS calculation	31,463	30,266	29,889	31,425	6,121

Weighted-average common shares — basic	80,477	80,467	80,426	80,113	80,091

Weighted-average common shares — diluted	80,595	80,561	80,570	80,298	80,316

Basic net income per share	$0.39	$0.38	$0.37	$0.39	$0.07

Diluted net income per share	$0.39	$0.38	$0.37	$0.39	$0.07

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2006 annual period which
    is derived from the audited financial statements)
(Dollars in thousands, except ratios)

			Quarterly Periods			Annual Period
	Dec 31	Sept 30	June 30	Mar 31	Dec 31	Dec 31
	2007	2007	2007	2007	2006	2006
Allowance for Credit Losses

Allowance for loan losses, beginning of period	$93,811	$94,432	$92,045	$91,342	$88,755	$90,661
Allowance related to loans held for sale	—	—	—	—	(23,089)	(23,089)
Provision for loan losses	9,334	7,324	9,967	4,210	44,235	76,112
Charge-offs	11,768	12,347	10,609	9,424	22,323	70,728
Recoveries	2,828	4,402	3,029	5,917	3,764	18,386

Net charge-offs	8,940	7,945	7,580	3,507	18,559	52,342

Allowance for loan losses, end of period	$94,205	$93,811	$94,432	$92,045	$91,342	$91,342

Reserve for unfunded lending commitments, beginning of period	$7,409	$6,553	$6,746	$6,294	$6,307	$6,072
Provision for credit losses	(15)	856	(193)	452	(13)	222

Reserve for unfunded lending commitments, end of period	$7,394	$7,409	$6,553	$6,746	$6,294	$6,294

Allowance for Credit Losses	$101,599	$101,220	$100,985	$98,791	$97,636	$97,636

Ratios

Provision for loan losses as a % of average loans	0.53%	0.41%	0.57%	0.25%	2.54%	1.12%
Provision for credit losses as a % of average loans	0.00%	0.05%	-0.01%	0.03%	0.00%	0.00%
Net charge-offs as a % of average loans	0.51%	0.45%	0.43%	0.21%	1.06%	0.77%
Net charge-offs and allowance related to loans held for sale as a % of average loans	0.51%	0.45%	0.43%	0.21%	1.40%	1.11%
Allowance for loan losses as a % of period-end loans	1.35%	1.34%	1.34%	1.32%	1.33%	1.33%
Allowance for credit losses as a % of period-end loans	1.45%	1.44%	1.43%	1.42%	1.42%	1.42%
Allowance for loan losses as a % of nonperforming loans	299.70%	314.22%	295.08%	331.93%	168.03%	168.03%
Allowance for credit losses as a % of nonperforming loans	323.22%	339.04%	315.56%	356.26%	179.60%	179.60%

Asset Quality

Impaired loans:
Nonaccrual	$21,513	$20,165	$20,877	$17,049	$45,045	$45,045
Other nonperforming loans:
Nonaccrual	9,920	9,690	11,125	10,681	9,317	9,317

Total nonperforming loans	31,433	29,855	32,002	27,730	54,362	54,362
Other real estate (“ORE”)	5,829	4,344	5,036	4,934	9,815	9,815

Total nonperforming assets (“NPAs”)	$37,262	$34,199	$37,038	$32,664	$64,177	$64,177

NPAs as % of period-end loans + ORE	0.53%	0.49%	0.52%	0.47%	0.93%	0.93%

Past due 90 days or more & accruing interest	$11,702	$13,107	$10,536	$15,209	$16,860	$16,860

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL
(Unaudited)
(Dollars in thousands)

	2007	2007	2007	2007	2006
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER INCOME DETAIL

Trust department income	$5,896	$5,657	$6,096	$5,596	$5,794
Service charges on deposits	17,067	17,003	17,055	16,249	18,198
Credit card fees	12,012	11,679	11,712	11,099	11,325
ATM and other service fees	3,055	3,306	3,189	3,071	3,135
Bank owned life insurance income	3,283	3,735	3,290	3,168	3,001
Investment services and insurance	3,121	3,007	2,660	2,453	2,011
Investment securities gains (losses), net	1,122	—	1	—	—
Loan sales and servicing income	1,551	1,411	1,911	5,438	1,504
Other operating income	2,886	3,326	3,016	1,802	3,364

Total Other Income	$49,993	$49,124	$48,930	$48,876	$48,332

	2007	2007	2007	2007	2006
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER EXPENSES DETAIL

Salaries, wages, pension and employee benefits	$43,087	$41,332	$43,538	$42,500	$43,700
Net occupancy expense	6,284	6,188	6,521	6,686	6,143
Equipment expense	2,886	2,958	2,851	3,084	3,030
Taxes, other than federal income taxes	1,274	1,984	1,655	1,662	1,753
Stationery, supplies and postage	2,388	2,463	2,252	2,333	2,633
Bankcard, loan processing and other costs	7,482	7,222	7,607	7,470	7,508
Advertising	2,989	3,332	1,260	1,420	798
Professional services	3,588	2,923	4,525	4,829	5,000
Telephone	1,006	1,142	1,094	1,120	1,362
Amortization of intangibles	222	222	222	223	222
Other operating expense	12,089	14,264	9,850	10,199	11,838

Total Other Expenses	$83,295	$84,030	$81,375	$81,526	$83,987

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail
(Unaudited)
(Dollars in thousands)

	Quarters ended		Year ended
	December 31,		December 31,
	2007	2006	2007	2006
Allowance for loan losses — beginning of period	$93,811	88,755	91,342	90,661
Loans charged off:
Commercial	2,969	9,745	7,856	32,628
Mortgage	958	513	5,026	1,670
Installment	4,745	5,296	18,343	20,682
Home equity	758	969	4,151	3,847
Credit cards	2,104	2,254	8,497	8,294
Leases	—	3,546	41	3,607
Overdrafts	234	—	234	—

Total	11,768	22,323	44,148	70,728

Recoveries:
Commercial	357	786	4,351	3,734
Mortgage	36	47	44	142
Installment	1,705	2,010	8,021	10,340
Home equity	182	275	1,265	1,293
Credit cards	390	504	1,842	2,123
Manufactured housing	71	79	323	451
Leases	43	63	286	303
Overdrafts	44	—	44	—

Total	2,828	3,764	16,176	18,386

Net charge-offs	8,940	18,559	27,972	52,342
Provision for loan losses	9,334	44,235	30,835	76,112
Allowance related to loans held for sale	—	(23,089)	—	(23,089)

Allowance for loan losses — end of period	$94,205	91,342	94,205	91,342

Average loans outstanding	$6,951,544	6,917,572	6,971,464	6,798,338

Ratio to average loans:
(Annualized) net charge-offs	0.51%	1.06%	0.40%	0.77%

(Annualized) net charge-offs and allowance related to loans held for sale	0.51%	1.40%	0.40%	1.11%

Provision for loan losses	0.53%	2.54%	0.44%	1.12%

Loans outstanding — period-end	$7,001,886	6,878,873	7,001,886	6,878,873

Allowance for credit losses:	101,599	97,636	101,599	97,636

As a multiple of (annualized) net charge-offs	2.86	1.33	3.63	1.87

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	2.86	1.01	3.63	1.29

Allowance for loan losses:
As a percent of period-end loans outstanding	1.35%	1.33%	1.35%	1.33%

As a multiple of (annualized) net charge-offs	2.66	1.24	3.37	1.75

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	2.66	0.94	3.37	1.21